EXHIBIT 10 (i) 91


                                 FIRST AMENDMENT

      THIS FIRST AMENDMENT dated as of June 11, 1999 (this "Amendment") amends the Credit Agreement dated as of December 4, 1998 (the "Credit Agreement") among CH ENERGY GROUP, INC. (the "Company"), various financial institutions (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

      WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1 Amendment.  Effective as set forth in Section 2, clause (iii) of
Section 5.3 of the Credit Agreement shall be amended by deleting the following language therefrom:

      "(it being understood that prior to the Funding Date, the Utility shall obtain an amendment to or waiver of the change of control provision set forth in Section 6.01(l) of its Credit Agreement dated as of October 23, 1996 with various financial institutions and Morgan Guaranty Trust Company of New York, as agent, which amendment or waiver shall permit the Utility to become a Subsidiary of the Borrower)".

      SECTION 2 Effectiveness. The amendment set forth in Section 1 above shall become effective on the date when the Administrative Agent shall have received counterparts of this Amendment executed by the Company and each Lender (it being understood that, in the case of any Lender, the Administrative Agent may rely upon facsimile confirmation of the execution of a counterpart hereof by such Lender for purposes of determining the effectiveness hereof).

      SECTION 3  Miscellaneous.
      3.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After this Amendment become effective, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.



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      3.2  Counterparts.  This  Amendment  may  be  executed  in any  number  of counterparts and by the parties herto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      3.3 Governing Law. This Amendment shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

      3.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CH ENERGY GROUP, INC.


                                    By:      /s/ Steven V. Lant
                                       ----------------------------
                                    Title:  Secretary and Treasurer

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     Individually and as Administrative Agent

                                    By:_______________________
                                    Title______________________

                                    THE CHASE MANHATTAN BANK


                                    By:_______________________
                                    Title:______________________

                                    MARINE MIDLAND BANK


                                    By:________________________
                                    Title:______________________






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